UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 27, 2004
                                 Date of Report
                        (Date of earliest event reported)

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

       0-13801                                           95-2888568
(Commission File No.)                       (IRS Employer Identification Number)

                       18191 Von Karman Avenue, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1  Press Release dated May 27, 2004.

Item 12. Results of Operations and Financial Condition

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On May 27, 2004, Quality Systems, Inc. issued a press release announcing its financial performance for the period ended March 31, 2004. On that same date, Quality Systems, Inc. conducted a conference call concerning its performance for the same period. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference herein.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2004                      QUALITY SYSTEMS, INC.


                                        By: /s/ Paul Holt
                                            ------------------------------------
                                            Paul Holt
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number        Description
-------       ------------------------------------------------------------------

  99.1        Press Release dated May 27, 2004.


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